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                               OPTIMUM FUND TRUST

          Supplement to the Trust's Statement of Additional Information
                              dated August 1, 2003


The following information is added to the Statement of Additional Information on page 49 under "Redemption and Exchange":

Systematic Withdrawal Plans

        Shareholders of Class A Shares, Class B Shares and Class C Shares of the Funds who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected
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to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        The Systematic Withdrawal Plan is not available for the Institutional Classes of the Funds. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.













The date of this supplement is January 20, 2004.


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                               OPTIMUM FUND TRUST

                     Supplement to the Trust's Prospectuses
                              dated August 1, 2003


All Funds:

As part of a rebranding effort, all references in the prospectus and statement of additional information to Liberty Wanger Asset Management, L.P are changed to Columbia Wanger Asset Management, L.P.

The following supplements the information on page 32 of the Class A, Class B and Class C Prospectus under "Special services":

         Systematic Withdrawal Plan

         Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from you account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.


Optimum Small Cap Growth Fund only:

On December 18, 2003 the Board of Trustees approved an additional sub-adviser for the Optimum Small Cap Growth Fund, subject to receiving shareholder approval. Delaware Management Company, a series of Delaware Management Business Trust, and Columbia Wanger Asset Management, L.P. currently serve and will continue to serve as adviser and sub-adviser, respectively. The additional sub-adviser selected is Oberweis Asset Management, Inc. ("OAM"). The Board approved a record date of January 30, 2004 for shareholders who may vote at the meeting scheduled for March 23, 2004. If approved by shareholders, OAM will begin sub-advising its portion of the Fund's assets on or about April 1, 2004.






This Supplement is dated January 20, 2004.